Exhibit 99.2

Supplemental Financial Information

For the three months ended March 31, 2018

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.
Corporate Overview	1-4
Overview	1-2
Capital Information and Market Capitalization	3
Changes in Total Common and Equivalent Shares/Units	4
Financial Data	5-11
Consolidated Statements of Operations (Unaudited)	5
Consolidated Balance Sheet (Unaudited)	6
Non-GAAP Pro Rata Financial Information (Unaudited)	7-8
2018 Guidance Range	9
Supplemental FFO Information	10
Capital Expenditures	11
Operational Data	12-26
Sales Per Square Foot	12
Sales Per Square Foot by Property Ranking	13-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-24
Joint Venture List	25-26
Debt Tables	27-29
Debt Summary	27
Outstanding Debt by Maturity Date	28-29
Development Pipeline	30
Corporate Information	31

This Supplemental Financial Information should be read in connection with the Company’s first quarter 2018 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date May 2, 2018) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of March 31, 2018, the Operating Partnership owned or had an ownership interest in 48 regional shopping centers and seven community/power shopping centers aggregating approximately 53 million square feet of gross leasable area (“GLA”). These 55 centers (which include any related office space) are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

Upon adoption of ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”), on January 1, 2018, the Company changed its accounting for its investment in the Chandler Fashion Center and Freehold Raceway Mall (“Chandler Freehold”) joint venture from a co-venture arrangement to a financing arrangement. Accordingly, the Company replaced its $31.1 million co-venture asset with a $393.7 million financing arrangement liability on its consolidated balance sheets and recorded a charge of $424.8 million to equity as a cumulative effect adjustment. Under ASC 606, any subsequent changes in fair value of the financing arrangement liability are recognized as financing expense in the Company’s consolidated statements of operations. During the three months ended March 31, 2018, the Company has included in interest expense $8.0 million in connection with the financing arrangement that consists of i) a charge of $4.4 million to adjust the fair value of the financing arrangement obligation, ii) distributions of $2.0 million to its partner representing the partner’s share of net income and iii) distributions of $1.6 million to its partner in excess of the partner’s share of net income.

The Company presents certain measures in this Exhibit on a pro rata basis which represents (i) the measure on a consolidated basis, minus the Company’s partners’ share of the measure from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that these measures provide useful information to investors regarding its financial condition and/or results of operations because they include the Company’s share of the applicable amount from unconsolidated joint ventures and exclude the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and the Company believes that presenting various measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. Management also uses these measures to evaluate regional property level performance and to make decisions about resource allocations. The Company’s economic interest (as distinct from its legal ownership interest) in certain of its joint ventures could fluctuate from time to time and may not wholly align with its legal ownership interests because of provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses, payments of preferred returns and control over major decisions. Additionally, the Company does not control its unconsolidated joint ventures and the presentation of certain items, such as assets, liabilities, revenues and expenses, from these unconsolidated joint ventures does not represent the Company’s legal claim to such items.

This document contains information constituting forward-looking statements and includes expectations regarding the Company’s future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2017, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2018	12/31/2017	12/31/2016
	dollars in thousands, except per share data
Closing common stock price per share	$56.02	$65.68	$70.84
52 week high	$69.73	$73.34	$94.51
52 week low	$52.12	$52.12	$66.00
Shares outstanding at end of period
Class A non-participating convertible preferred units	90,619	90,619	90,619
Common shares and partnership units	151,461,551	151,253,557	154,567,331

Total common and equivalent shares/units outstanding	151,552,170	151,344,176	154,657,950

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,662,497	$7,692,719	$7,548,481
Equity market capitalization	8,489,953	9,940,285	10,955,969

Total market capitalization	$16,152,450	$17,633,004	$18,504,450

Debt as a percentage of total market capitalization	47.4%	43.6%	40.8%

Portfolio Capitalization at March 31, 2018

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2017	10,259,572	140,993,985	90,619	151,344,176
Conversion of partnership units to cash	(1,015)	—	—	(1,015)
Conversion of partnership units to common shares	(1,000)	1,000	—	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	99,407	109,602	—	209,009

Balance as of March 31, 2018	10,356,964	141,104,587	90,619	151,552,170

The Macerich Company

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands)

For the Three Months Ended March 31, 2018
Revenues:
Minimum rents	$142,407
Percentage rents	1,884
Tenant recoveries	68,092
Other income	13,809
Management Companies’ revenues	10,542

Total revenues	236,734

Expenses:
Shopping center and operating expenses	74,510
Management Companies’ operating expenses	38,323
REIT general and administrative expenses	8,019
Depreciation and amortization	79,937
Interest expense	52,635

Total expenses	253,424
Equity in income of unconsolidated joint ventures	16,872
Income tax benefit	2,949
Loss on sale or write down of assets, net	(37,512)

Net (loss) income	(34,381)
Less net (loss) income attributable to noncontrolling interests	(808)

Net (loss) income attributable to the Company	$(33,573)

The Macerich Company

Consolidated Balance Sheet (Unaudited)

As of March 31, 2018

(Dollars in thousands)

ASSETS:
Property, net (a)	$6,908,416
Assets held for sale	142,611
Cash and cash equivalents	118,175
Restricted cash	49,677
Tenant and other receivables, net	94,081
Deferred charges and other assets, net	399,153
Due from affiliates	84,674
Investments in unconsolidated joint ventures	1,360,486

Total assets	$9,157,273

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,246,247
Bank and other notes payable	657,594
Accounts payable and accrued expenses	67,430
Other accrued liabilities	285,447
Distributions in excess of investments in unconsolidated joint ventures	93,879
Financing arrangement obligation	398,091

Total liabilities	5,748,688

Commitments and contingencies
Equity:
Stockholders’ equity:
Common stock	1,411
Additional paid-in capital	4,549,748
Accumulated deficit	(1,393,418)
Accumulated other comprehensive income	19

Total stockholders’ equity	3,157,760
Noncontrolling interests	250,825

Total equity	3,408,585

Total liabilities and equity	$9,157,273

(a)	Includes construction in progress of $391,222.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	For the Three Months Ended March 31, 2018
	Noncontrolling Interests of Consolidated Joint Ventures (a)	Company’s Share of Unconsolidated Joint Ventures
Revenues:
Minimum rents	$(8,432)	$83,407
Percentage rents	(141)	1,152
Tenant recoveries	(4,264)	30,932
Other income	(583)	6,284

Total revenues	(13,420)	121,775

Expenses:
Shopping center and operating expenses	(4,165)	36,307
Depreciation and amortization	(3,641)	43,584
Interest expense	(5,140)	25,433

Total expenses	(12,946)	105,324
Equity in income of unconsolidated joint ventures	(578)	(16,294)
Loss on sale or write down of assets, net	(590)	(157)

Net income	(1,642)	—
Less net income attributable to noncontrolling interests	(1,642)	—

Net income attributable to the Company	$—	$—

(a)	Represents the Company’s partners’ share of consolidated joint ventures.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	As of March 31, 2018
	Noncontrolling Interests of Consolidated Joint Ventures (a)	Company’s Share of Unconsolidated Joint Ventures
ASSETS:
Property, net (b)	$(366,549)	$4,340,524
Assets held for sale	(106,994)	—
Cash and cash equivalents	(14,469)	109,109
Restricted cash	—	5,535
Tenant and other receivables, net	(17,942)	52,720
Deferred charges and other assets, net	(4,310)	146,291
Due from affiliates	446	(3,546)
Investments in unconsolidated joint ventures, at equity	—	(1,360,486)

Total assets	$(509,818)	$3,290,147

LIABILITIES AND EQUITY:
Mortgage notes payable	$(422,326)	$3,123,246
Bank and other notes payable	(2,264)	60,000
Accounts payable and accrued expenses	(3,967)	52,003
Other accrued liabilities	(38,593)	148,777
Distributions in excess of investments in unconsolidated joint ventures	—	(93,879)
Financing arrangement obligation	(398,091)	—

Total liabilities	(865,241)	3,290,147

Equity:
Stockholders’ equity	374,399	—
Noncontrolling interests	(18,976)	—

Total equity	355,423	—

Total liabilities and equity	$(509,818)	$3,290,147

(a)	Represents the Company’s partners’ share of consolidated joint ventures.
(b)	This includes $15,666 of construction in progress relating to the Company’s partners’ share from consolidated joint ventures and $213,575 of construction in progress relating to the Company’s share from unconsolidated joint ventures.

The Macerich Company

2018 Guidance Range (Unaudited)

Management’s previously provided diluted FFO per share guidance for 2018 remains unchanged. EPS is changing to the range reflected below. A reconciliation of estimated EPS to FFO per share-diluted follows:

Year 2018 Guidance
Earnings Expectations:
Earnings per share—diluted	$0.49 - $0.59
Plus: real estate depreciation and amortization	3.15 - 3.15
Plus: loss on sale or write-down of depreciable assets	0.24 - 0.24
Plus: financing expense in connection with the adoption of ASC 606 (Chandler Freehold)	0.04 - 0.04

FFO per share—diluted	$3.92 - $4.02

Underlying Assumptions to 2018 Guidance
Cash Same Center Net Operating Income (“NOI”) Growth(a)	2.0% - 2.5%
Assumed 2018 dispositions	None

	Year 2018 ($ millions)(b)	Year 2018 FFO / Share Impact
Lease termination income	$22	$0.15
Capitalized interest	$25	$0.17
Bad debt expense	($5)	($0.03)
Dilutive impact on 2018 of assets sold in 2017	($1.5)	($0.01)
Straight-line rent	$20	$0.13
Amortization of acquired above and below-market leases (net-revenue)	$12	$0.08
Interest Expense(c)	$279

(a)	Excludes non-cash items of straight-line and above/below market adjustments to minimum rents. Includes lease termination income.
(b)	All joint venture amounts included at pro rata.
(c)	Excludes financing expense in connection with the adoption of ASC 606 (Chandler Freehold).

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of March 31,
	2018	2017
	dollars in millions
Straight-line rent receivable	$100.5	$86.0

	For the Three Months Ended March 31,
	2018	2017
	dollars in millions
Lease termination income	$2.9	$2.7
Straight-line rental income	$4.2	$3.6
(Loss) gain on sales or write down of undepreciated assets	$(1.3)	$0.7
Amortization of acquired above and below-market leases (net-revenue)	$4.0	$3.8
Amortization of debt premiums	$0.2	$0.9
Interest capitalized	$6.7	$3.9

(a)	All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures(a)

	For the Three Months Ended		Year Ended 12/31/17	Year Ended 12/31/16
	3/31/18	3/31/17
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$4.8	$4.4	$38.2	$56.8
Development, redevelopment, expansions and renovations of Centers	37.7	18.5	152.1	183.2
Tenant allowances	2.1	1.5	11.5	19.2
Deferred leasing charges	5.0	5.0	26.5	24.8

Total	$49.6	$29.4	$228.3	$284.0

Unconsolidated Joint Venture Centers
Acquisitions of property and equipment	$1.9	$0.6	$16.0	$349.8
Development, redevelopment, expansions and renovations of Centers	25.9	29.9	121.8	101.1
Tenant allowances	0.9	0.9	6.8	11.3
Deferred leasing charges	2.8	2.1	6.2	7.1

Total	$31.5	$33.5	$150.8	$469.3

(a)	All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2018	$598	$808	$686
03/31/2017	$578	$726	$639
12/31/2017	$584	$765	$660
12/31/2016(b)	$573	$710	$630
12/31/2015(c)	$579	$763	$635
12/31/2014(d)	$556	$724	$587

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.
(b)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from sales per square foot as of December 31, 2016.
(c)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from sales per square foot as of December 31, 2015.
(d)	On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Great Northern Mall is excluded from Sales per square foot as of December 31, 2014.

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2018 (a)	12/31/2017 (a)	3/31/2017 (a)	3/31/2018 (b)	12/31/2017 (b)	3/31/2017 (b)
Group 1: Top 10
Corte Madera, Village at	$1,646	$1,532	$1,452	94.0%	97.4%	94.3%
Queens Center	$1,473	$1,461	$1,386	98.5%	99.5%	97.1%
Broadway Plaza (e)	$1,325	$1,326	n/a	97.8%	97.6%	n/a
Washington Square	$1,156	$1,119	$1,047	96.0%	95.2%	97.8%
Tysons Corner Center	$990	$980	$955	95.1%	96.6%	95.8%
Los Cerritos Center	$966	$947	$943	97.0%	96.3%	95.2%
Biltmore Fashion Park	$981	$913	$845	93.0%	95.6%	96.3%
North Bridge, The Shops at	$880	$875	$908	95.4%	98.8%	98.3%
Santa Monica Place	$802	$808	$818	89.1%	89.2%	83.3%
Tucson La Encantada	$841	$785	$759	91.7%	94.2%	91.5%

Total Top 10:	$1,108	$1,081	$1,027	95.2%	96.3%	95.1%	13.2%	30.5%

Group 2: Top 11-20
Fashion Outlets of Chicago	$810	$782	$771	95.5%	95.9%	96.7%
Arrowhead Towne Center	$784	$770	$774	96.7%	95.5%	93.6%
Scottsdale Fashion Square	$1,008	$765	$736	88.2%	91.3%	94.6%
Fresno Fashion Fair	$734	$735	$723	93.1%	94.3%	95.7%
Kings Plaza Shopping Center	$682	$686	$690	98.0%	96.6%	94.2%
Vintage Faire Mall	$694	$685	$704	98.0%	98.1%	96.7%
Kierland Commons	$718	$678	$681	93.9%	96.2%	93.2%
Chandler Fashion Center	$685	$674	$672	95.9%	94.7%	95.8%
Twenty Ninth Street	$667	$647	$645	94.7%	97.3%	97.8%
Country Club Plaza	n/a	n/a	n/a	n/a	n/a	n/a

Total Top 11-20:	$763	$714	$700	93.6%	94.8%	94.3%	12.4%	25.7%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2018 (a)	12/31/2017 (a)	3/31/2017 (a)	3/31/2018 (b)	12/31/2017 (b)	3/31/2017 (b)
Group 3: Top 21-30
Stonewood Center	$662	$638	$602	92.4%	93.1%	91.2%
Freehold Raceway Mall	$638	$622	$630	97.0%	97.0%	97.2%
Green Acres Mall	$646	$615	$626	97.9%	97.9%	96.1%
Danbury Fair Mall	$622	$614	$646	91.0%	92.1%	94.2%
Oaks, The	$629	$571	$518	87.3%	93.0%	94.2%
FlatIron Crossing	$575	$558	$550	96.0%	96.7%	94.7%
SanTan Village Regional Center	$559	$548	$524	97.3%	97.6%	97.5%
Inland Center	$544	$542	$525	87.3%	95.3%	91.6%
Victor Valley, Mall of	$544	$534	$537	96.8%	97.9%	97.6%
Deptford Mall	$535	$526	$555	97.0%	98.0%	96.9%

Total Top 21-30:	$601	$581	$577	94.7%	96.0%	95.5%	14.0%	25.0%

Group 4: Top 31-40
La Cumbre Plaza	$480	$486	$472	89.0%	88.0%	88.0%
Lakewood Center	$488	$479	$482	95.3%	97.4%	97.2%
West Acres	$468	$477	$492	97.5%	96.5%	95.6%
Valley River Center	$446	$451	$460	95.2%	96.9%	99.5%
South Plains Mall	$446	$433	$420	90.1%	91.5%	90.5%
Pacific View	$428	$427	$442	95.0%	95.1%	94.3%
Superstition Springs Center	$364	$376	$377	90.4%	89.5%	90.3%
Eastland Mall	$363	$360	$368	95.2%	96.7%	94.9%
Fashion Outlets of Niagara Falls USA	$354	$351	$340	93.5%	90.2%	92.1%
Desert Sky Mall	$327	$321	$342	96.5%	98.5%	97.6%

Total Top 31-40:	$417	$415	$417	94.1%	94.5%	94.4%	13.5%	13.6%

Total Top 40:	$711	$684	$662	94.4%	95.4%	94.8%	13.2%	94.8%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2018 (a)	12/31/2017 (a)	3/31/2017 (a)	3/31/2018 (b)	12/31/2017 (b)	3/31/2017 (b)
Group 5: 41-45
NorthPark Mall
SouthPark Mall
Towne Mall
Valley Mall
Wilton Mall

Total 41-45:	$286	$281	$290	89.9%	89.6%	88.3%	11.3%

Centers under Redevelopment
Fashion District Philadelphia (e) (f)
Paradise Valley Mall (e)
Westside Pavilion (e)
48 REGIONAL SHOPPING CENTERS (g)	$686	$660	$639	94.0%	95.0%	94.3%	13.1%	98.3%

Community / Power Centers and various other assets								1.7%

TOTAL ALL PROPERTIES							13.1%	100.0%

The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2017.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents “Tenant Occupancy Costs” divided by “Tenant Sales”. Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of Portfolio 2018 Forecast Pro Rata Real Estate NOI is based on the guidance range reaffirmed on May 2, 2018, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(e)	These assets are (or were previously) under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(f)	On July 30, 2014, the Company formed a joint venture to redevelop and rebrand The Gallery in Philadelphia, Pennsylvania.
(g)	Properties sold prior to March 31, 2018 are excluded in both current and prior periods above.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2018	93.9%	94.1%	94.0%
03/31/2017	93.9%	94.8%	94.3%
12/31/2017	94.4%	95.6%	95.0%
12/31/2016(b)	94.8%	96.2%	95.4%

(a)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(b)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from occupancy as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
03/31/2018	$56.32	$57.33	$49.45
03/31/2017	$54.93	$54.79	$45.54
12/31/2017	$55.08	$57.36	$49.61
12/31/2016(e)	$53.51	$53.48	$44.77
Unconsolidated Joint Venture Centers
03/31/2018	$62.91	$63.38	$56.67
03/31/2017	$59.41	$62.72	$56.12
12/31/2017	$60.99	$63.50	$55.50
12/31/2016	$57.90	$64.78	$57.29
All Regional Shopping Centers
03/31/2018	$58.44	$59.12	$51.55
03/31/2017	$56.31	$56.93	$48.44
12/31/2017	$56.97	$59.20	$51.39
12/31/2016(e)	$54.87	$56.57	$48.08

(a)	Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.
(b)	Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.
(c)	The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.
(d)	The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.
(e)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from the table above as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For the trailing twelve months ended March 31, 2018	For Years Ended December 31,
		2017	2016(a)
Consolidated Centers
Minimum rents	9.4%	9.5%	9.4%
Percentage rents	0.3%	0.3%	0.4%
Expense recoveries(b)	4.1%	4.2%	4.3%

Total	13.8%	14.0%	14.1%

	For the trailing twelve months ended March 31, 2018	For Years Ended December 31,
		2017	2016
Unconsolidated Joint Venture Centers
Minimum rents	8.4%	8.6%	8.6%
Percentage rents	0.3%	0.3%	0.3%
Expense recoveries(b)	3.7%	3.8%	3.9%

Total	12.4%	12.7%	12.8%

	For the trailing twelve months ended March 31, 2018	For Years Ended December 31,
		2017	2016(a)
All Centers
Minimum rents	8.9%	9.0%	9.0%
Percentage rents	0.3%	0.3%	0.3%
Expense recoveries(b)	3.9%	4.0%	4.1%

Total	13.1%	13.3%	13.4%

(a)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from cost of occupancy as of December 31, 2016.
(b)	Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Percentage of Net Operating Income by State

State	% of Portfolio 2018 Forecast Real Estate Pro Rata NOI(a)
California	27.1%
New York	22.4%
Arizona	16.0%
Colorado, Illinois & Missouri	9.5%
Pennsylvania & Virginia	8.8%
New Jersey & Connecticut	7.5%
Oregon	4.3%
Other(b)	4.4%

Total	100.0%

(a)	The percentage of Portfolio 2018 Forecast Pro Rata Real Estate NOI is based on guidance reaffirmed on May 2, 2018, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(b)	“Other” includes Indiana, Iowa, Kentucky, North Dakota and Texas.

The Macerich Company

Property Listing

March 31, 2018

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,318,000
2	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2016	1,269,000
3	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	894,000
4	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,026,000
5	100%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	538,000
6	100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2014	688,000
7	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,671,000
8	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	964,000
9	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2016	2,069,000
10	100%	Inland Center San Bernardino, California	1966/2004	2016	870,000
11	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,138,000
12	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	492,000
13	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
14	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,193,000
15	100%	Pacific View Ventura, California	1965/1996	2001	1,061,000
16	100%	Queens Center(c) Queens, New York	1973/1995	2004	963,000
17	100%	Santa Monica Place Santa Monica, California	1980/1999	2015	525,000
18	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,111,000
19	100%	SouthPark Mall Moline, Illinois	1974/1998	2015	863,000
20	100%	Stonewood Center(c) Downey, California	1953/1997	1991	933,000
21	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,041,000
22	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000

The Macerich Company

Property Listing

March 31, 2018

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
23	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	244,000
24	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	505,000
25	100%	Valley River Center Eugene, Oregon	1969/2006	2007	868,000
26	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	577,000
27	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,138,000
28	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	734,000

		Total Consolidated Centers			26,093,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
29	60%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2015	1,197,000
30	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	517,000
31	50%	Broadway Plaza(c) Walnut Creek, California	1951/1985	2016	888,000
32	50.1%	Corte Madera, The Village at Corte Madera, California	1985/1998	2005	461,000
33	50%	Country Club Plaza Kansas City, Missouri	1922/2016	2015	1,001,000
34	51%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
35	51%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,433,000
36	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	435,000
37	60%	Lakewood Center Lakewood, California	1953/1975	2008	2,070,000
38	60%	Los Cerritos Center(c) Cerritos, California	1971/1999	2016	1,305,000
39	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	674,000
40	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2015	1,837,000
41	60%	South Plains Mall Lubbock, Texas	1972/1998	2017	1,128,000
42	51%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	847,000
43	50%	Tysons Corner Center Tysons Corner, Virginia	1968/2005	2014	1,971,000
44	60%	Washington Square Portland, Oregon	1974/1999	2005	1,443,000
45	19%	West Acres Fargo, North Dakota	1972/1986	2001	962,000

		Total Unconsolidated Joint Venture Centers			19,209,000

The Macerich Company

Property Listing

March 31, 2018

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
46	50%	Fashion District Philadelphia(d) Philadelphia, Pennsylvania	1977/2014	ongoing	850,000
47	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,202,000
48	25%	Westside Pavilion(e) Los Angeles, California	1985/1998	2007	755,000

		Total Regional Shopping Centers			48,109,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	372,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	various	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2016	377,000
4	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	761,000
5	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	848,000
6	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
7	100%	The Marketplace at Flagstaff(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,017,000

OTHER ASSETS:
	100%	Various(e)(f)			447,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(d) Tysons Corner, Virginia			174,000
	50%	Hyatt Regency Tysons Corner Center(d) Tysons Corner, Virginia			290,000
	50%	VITA Tysons Corner Center(d) Tysons Corner, Virginia			510,000
	50%	Tysons Tower(d) Tysons Corner, Virginia			529,000

		Total Other Assets			2,073,000

		Grand Total at March 31, 2018			53,199,000

(a)	The Company’s ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 25 and 26 regarding the legal versus economic ownership of joint venture entities.
(b)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2018.

The Macerich Company

Property Listing

March 31, 2018

(c)	Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 44 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.
(d)	Included in Unconsolidated Joint Venture Centers.
(e)	Included in Consolidated Centers.
(f)	The Company owns an office building and seven stores located at shopping centers not owned by the Company. Of the seven stores, one is leased to Forever 21, one is leased to Kohl’s, two are vacant, and three have been leased for non-Anchor uses. With respect to the office building and four of the seven stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining three stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

The Macerich Company

Joint Venture List as of March 31, 2018

The following table sets forth certain information regarding the Centers and other operating properties that are not wholly owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and financing arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of March 31, 2018.

Properties	Legal Ownership(a)	Economic Ownership(b)	Joint Venture	Total GLA(c)
Arrowhead Towne Center(d)	60%	60%	New River Associates LLC	1,197,000
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	372,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	517,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	888,000
Chandler Fashion Center(d)(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,318,000
Corte Madera, The Village at	50.1%	50.1%	Corte Madera Village, LLC	461,000
Country Club Plaza	50%	50%	Country Club Plaza KC Partners LLC	1,001,000
Deptford Mall(d)	51%	51%	Macerich HHF Centers LLC	1,040,000
Estrella Falls	86.6%	86.6%	Westcor Goodyear RSC LLC	79,000
Estrella Falls, The Market at(f)	39.9%	39.9%	The Market at Estrella Falls LLC	298,000
Fashion District Philadelphia	50%	50%	Various Entities	850,000
FlatIron Crossing	51%	51%	Macerich HHF Centers LLC	1,433,000
Freehold Raceway Mall(d)(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,671,000
Hyatt Regency Tysons Corner Center	50%	50%	Tysons Corner Hotel I LLC	290,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	435,000
Lakewood Center	60%	60%	Pacific Premier Retail LLC	2,070,000
Los Cerritos Center(d)	60%	60%	Pacific Premier Retail LLC	1,305,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	674,000
Promenade at Casa Grande(g)	89.4%	89.4%	WP Casa Grande Retail LLC	761,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,111,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,837,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Macerich Seritage Portfolio(h)	50%	50%	MS Portfolio LLC	1,550,000
South Plains Mall(d)	60%	60%	Pacific Premier Retail LLC	1,128,000
Twenty Ninth Street	51%	51%	Macerich HHF Centers LLC	847,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,971,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	174,000
Tysons Tower	50%	50%	Tysons Corner Property LLC	529,000
VITA Tysons Corner Center	50%	50%	Tysons Corner Property LLC	510,000
Washington Square(d)	60%	60%	Pacific Premier Retail LLC	1,443,000
West Acres	19%	19%	West Acres Development, LLP	962,000
Westside Pavilion(i)	25%	25%	HPP-MAC WSP, LLC	755,000

(a)	This column reflects the Company’s legal ownership in the listed properties as of March 31, 2018. Legal ownership may, at times, not equal the Company’s economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company’s actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company’s joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

The Macerich Company

Joint Venture List

(b)	Economic ownership represents the allocation of cash flow to the Company as of March 31, 2018, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company’s economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.
(c)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2018.
(d)	These centers have a Sears store which is owned by MS Portfolio LLC, see footnote (h) below. The GLA of the Sears store at the seven centers indicated with footnote (d) in the table above is included in Total GLA at the center level. The GLA for the Sears store at these seven centers plus the GLA of the Sears store at two wholly owned centers, Danbury Fair Mall and Vintage Faire Mall, are also aggregated into the 1,550,000 square feet in the MS Portfolio LLC above.
(e)	The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; and, thereafter, pro rata 35% to the third-party partner and 65% to the Company.
(f)	Columns 1 and 2 reflect the Company’s indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the “MW Joint Venture”) which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members’ relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members’ relative legal ownership percentages.
(g)	Columns 1 and 2 reflect the Company’s total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the “MW Joint Venture”) which, in turn, is a member in the joint venture with the Company that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members’ relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members’ relative legal ownership percentages.
(h)	On April 30, 2015 Sears Holdings Corporation (“Sears”) and the Company announced that they had formed a joint venture, MS Portfolio LLC. Sears contributed nine stores (located at Arrowhead Towne Center, Chandler Fashion Center, Danbury Fair Mall, Deptford Mall, Freehold Raceway Mall, Los Cerritos Center, South Plains Mall, Vintage Faire Mall and Washington Square) to the joint venture and the Company contributed $150 million in cash to the joint venture. The lease arrangements between Sears and the joint venture provide the ability to create additional value through recapturing certain space leased to Sears in these properties and re-leasing that space to third-party tenants. For example, Primark has leased space in portions of the Sears stores at Danbury Fair Mall and Freehold Raceway Mall. On July 7, 2015, Sears assigned its ownership interest in MS Portfolio LLC to Seritage MS Holdings LLC.
(i)	The Company has entered into a commitment to contribute the property to the joint venture for $190.0 million within one year, which is the purchase price agreed to by the joint venture for the existing buildings and land.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company’s pro rata share)(a)

	As of March 31, 2018
	Fixed Rate	Floating Rate	Total
	(Dollars in thousands)
Mortgage notes payable	$3,623,213	$623,034	$4,246,247
Bank and other notes payable	4,528	653,066	657,594

Total debt per Consolidated Balance Sheet	3,627,741	1,276,100	4,903,841
Adjustments:
Less: Noncontrolling interests share of debt from consolidated joint ventures	(424,590)	—	(424,590)

Adjusted Consolidated Debt	3,203,151	1,276,100	4,479,251
Add: Company’s share of debt from unconsolidated joint ventures	2,953,999	229,247	3,183,246

Total Company’s Pro Rata Share of Debt	$6,157,150	$1,505,347	$7,662,497

Weighted average interest rate	3.85%	3.52%	3.79%
Weighted average maturity (years)			5.88

(a)	The Company’s pro rata share of debt represents (i) consolidated debt, minus the Company’s partners’ share of the amount from consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of debt from unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that this measure provides useful information to investors regarding the Company’s financial condition because it includes the Company’s share of debt from unconsolidated joint ventures and, for consolidated debt, excludes the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and presenting its pro rata share of debt in this manner can help investors better understand the Company’s financial condition after taking into account the Company’s economic interest in these joint ventures. The Company’s pro rata share of debt should not be considered as a substitute to the Company’s total debt determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2018
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
SanTan Village Regional Center (b)	06/01/19	3.14%	$105,195	$—	$105,195
Chandler Fashion Center (c)	07/01/19	3.77%	100,160	—	100,160
Kings Plaza Shopping Center	12/03/19	3.67%	444,688	—	444,688
Danbury Fair Mall	10/01/20	5.53%	207,473	—	207,473
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	111,981	—	111,981
Green Acres Mall	02/03/21	3.61%	289,684	—	289,684
Prasada (d)	05/30/21	5.25%	2,264	—	2,264
Tucson La Encantada	03/01/22	4.23%	66,574	—	66,574
Pacific View	04/01/22	4.08%	123,650	—	123,650
Oaks, The	06/05/22	4.14%	195,576	—	195,576
Westside Pavilion (e)	10/01/22	4.49%	35,066	—	35,066
Towne Mall	11/01/22	4.48%	21,053	—	21,053
Victor Valley, Mall of	09/01/24	4.00%	114,631	—	114,631
Queens Center	01/01/25	3.49%	600,000	—	600,000
Vintage Faire	03/06/26	3.55%	262,403	—	262,403
Fresno Fashion Fair	11/01/26	3.67%	323,311	—	323,311
Freehold Raceway Mall (c)	11/01/29	3.94%	199,442	—	199,442

Total Fixed Rate Debt for Consolidated Assets		3.87%	$3,203,151	$—	$3,203,151

Fashion Outlets of Chicago	03/31/20	3.32%	$—	$199,379	$199,379
Green Acres Commons (f)	03/29/21	4.38%	—	127,105	127,105
The Macerich Partnership, L.P. - Line of Credit (f)	07/06/21	3.47%	—	653,066	653,066
Santa Monica Place (f)	12/09/22	3.38%	—	296,550	296,550

Total Floating Rate Debt for Consolidated Assets		3.52%	$—	$1,276,100	$1,276,100

Total Debt for Consolidated Assets		3.77%	$3,203,151	$1,276,100	$4,479,251

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2018
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
II. Unconsolidated Assets (At Company’s pro rata share):
FlatIron Crossing (51%)	01/05/21	2.81%	$125,112	$—	$125,112
Washington Square Mall (60%)	11/01/22	3.65%	330,000	—	330,000
Deptford Mall (51%)	04/03/23	3.55%	94,824	—	94,824
Scottsdale Fashion Square (50%)	04/03/23	3.02%	234,113	—	234,113
Tysons Corner Center (50%)	01/01/24	4.13%	388,448	—	388,448
South Plains Mall (60%)	11/06/25	4.22%	120,000	—	120,000
Twenty Ninth Street (51%)	02/06/26	4.10%	76,500	—	76,500
Country Club Plaza (50%)	04/01/26	3.88%	159,620	—	159,620
Lakewood Center (60%)	06/01/26	4.15%	221,239	—	221,239
Kierland Commons (50%)	04/01/27	3.98%	110,479	—	110,479
Los Cerritos Center (60%)	11/01/27	4.00%	315,000	—	315,000
Arrowhead Towne Center (60%)	02/01/28	4.05%	240,000	—	240,000
North Bridge, The Shops at (50%)	06/01/28	3.71%	186,949	—	186,949
Corte Madera, The Village at (50.1%)	09/01/28	3.53%	112,368	—	112,368
Broadway Plaza (50%)	04/01/30	4.19%	224,479	—	224,479
West Acres (19%)	03/01/32	4.61%	14,868	—	14,868

Total Fixed Rate Debt for Unconsolidated Assets		3.84%	$2,953,999	$—	$2,953,999

Boulevard Shops (50%)	12/16/18	3.53%	$—	$9,296	$9,296
Estrella Falls, The Market at (39.9%) (f)	02/05/20	3.71%	—	9,856	9,856
Atlas Park (50%) (f)	10/28/20	3.74%	—	26,336	26,336
Pacific Premier Retail LLC (60%)	10/31/22	2.86%	—	60,000	60,000
Fashion District Philadelphia (50%)	01/22/23	3.86%	—	123,759	123,759

Total Floating Rate Debt for Unconsolidated Assets		3.56%	$—	$229,247	$229,247

Total Debt for Unconsolidated Assets		3.82%	$2,953,999	$229,247	$3,183,246

Total Debt		3.79%	$6,157,150	$1,505,347	$7,662,497

Percentage to Total			80.35%	19.65%	100.00%

(a)	The debt balances include the unamortized debt premiums/discounts and loan finance costs. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions. Debt premiums/discounts and loan finance costs are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the table represents the effective interest rate, including the debt premiums/discounts and loan finance costs.
(b)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 84.9%.
(c)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.1%.
(d)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.0%.
(e)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 25.0%.
(f)	The maturity date assumes that all available extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of March 31, 2018

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2018	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Fashion District Philadelphia Philadelphia, PA	Redevelopment of The Gallery in downtown Philadelphia	$305 - $365(d)	50%	$153 - $183(d)	$135	2018	8%(d)
Kings Plaza Shopping Center Brooklyn, NY	250,000 sf redevelopment of former Sears store, to be anchored by Burlington, Primark, JCPenney and Zara	$95 - $100	100%	$95 - $100	$81	Q2 2018	4%(e)

Total In-Process		$400 - $465		$248 - $283	$216

Shadow Pipeline of Developments and Redevelopments(f):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2018	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Westside Pavilion Los Angeles, CA	Redevelopment of an existing retail center into approximately 500,000 sf of creative office with approximately 100,000 sf of existing retail and entertainment space	$425 - $475(g)	25%	$106 - $119(g)	$1	2021	6.5% - 7%(g)

(a)	Much of this information is estimated and may change from time to time. See the Company’s forward-looking disclosure on pages 1 and 2 for factors that may affect the information provided in this table.
(b)	This excludes GAAP allocations of non cash and indirect costs.
(c)	Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non cash and indirect costs.
(d)	This reflects incremental project costs and income subsequent to the Company’s $106.8 million investment in July 2014. Total Costs are net of $25 million of approved public financing grants that will be a reduction of costs.
(e)	The Sears lease has been terminated. The 4% yield represents an incremental return over Sears former annual rent. The yield would increase to 8% without including any offsetting rent impact from Sears.
(f)	This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. There is no certainty that the Company will develop or redevelop any or all of these potential projects.
(g)	Includes the purchase price agreed to by the joint venture for the existing buildings and land totaling $190 million.

The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange

Symbol: MAC

The following table shows high and low sales prices per share of common stock during each quarter in 2018, 2017 and 2016 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2016	$82.88	$72.99	$2.68	(a)
June 30, 2016	$85.39	$71.82	$0.68
September 30, 2016	$94.51	$78.76	$0.68
December 31, 2016	$80.54	$66.00	$0.71
March 31, 2017	$73.34	$62.14	$0.71
June 30, 2017	$67.18	$56.06	$0.71
September 30, 2017	$61.55	$52.12	$0.71
December 31, 2017	$67.53	$52.45	$0.74
March 31, 2018	$69.73	$54.35	$0.74

(a)	Includes a special dividend of $2.00 per common share paid on January 6, 2016.

Dividend Reinvestment Plan

Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com